SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report - September 10, 2002

                              CH ENERGY GROUP, INC.
             (Exact name of registrant as specified in its charter)

NEW YORK                                 0-30512                  14-1804460
State or other                       (Commission File           (IRS Employer
Jurisdiction of                       Identification                Number)
Incorporation number

284 South Avenue, Poughkeepsie, New York                          12601-4879
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (845) 452-2000


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Item 9. Regulation FD Disclosure

      1. Presentation to New York State Society of Security Analysts. Registrant on September 12, 2002, will present the financial and strategic overview of the CH Energy Group as attached, filed herewith as Exhibit 99(i)15.

            See Exhibit Index.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CH ENERGY GROUP, INC.
                                   (Registrant)


                                   By:          /s/ Donna S. Doyle
                                      ------------------------------------------
                                                 DONNA S. DOYLE
                                      Vice President - Accounting and Controller

Dated: September 10, 2002


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                                  Exhibit Index

Exhibit No.
Regulation S-K
Item 601
Designation                        Exhibit Description
-----------                        -------------------

99(i)15 Presentation of financial and strategic overview of CH Energy Group, Inc. to the New York Society of Security Analysts on September 12, 2002.